                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2004

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
            (Exact name of registrant as specified in its charter)

        Delaware                   333-106323                  30-0183252

    (State or Other               (Commission               (I.R.S. Employer
      Jurisdiction                File Number)            Identification No.)
   of Incorporation)

383 Madison Avenue
New York, New York                                               10l79

 (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrants telephone number, including area code, is (212) 272-2000

Item 7.     Financial  Statements,   Pro  Forma  Financial  Information  and
            Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1.    Pooling and Servicing Agreement, dated as of April 1, 2004 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo
Bank, National Association as master servicer and securities administrator,
EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this  report  to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS II INC.

                                    By: /s/ Baron Silverstein_
                                    Name:  Baron Silverstein
                                    Title:      Vice President

Dated: May 14, 2004

                                 EXHIBIT INDEX

                     Item 601 (a) of    Sequentially
Exhibit              Regulation S-K     Numbered
Number               Exhibit No.        Description             Page

1                    4                  Pooling and Servicing   5
                                        Agreement

                                  EXHIBIT 1